Guggenheim Funds Trust
702 King Farm Blvd., Suite 200
Rockville, Maryland 20850
Supplement Dated November 20, 2017
to the currently effective Summary Prospectus (the “Prospectus”), as may be supplemented from time to time, for Guggenheim Limited Duration Fund (the “Fund”)
This supplement provides updated information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.
At a meeting held on November 14-15, 2017, the Board of Trustees of Guggenheim Funds Trust approved a reduction in the advisory fee paid by the Fund from 0.45% to 0.39% and a reduction in the expense limitation for each share class of the Fund. Accordingly, the following changes are effective as of November 20, 2017.
The Fund's Annual Fund Operating Expenses table in the section of the Prospectus entitled “Fees and Expenses of the Fund” is deleted in its entirety and replaced as follows:

	Class A	Class C	Institutional Class	Class P
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None	1.00%	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1]	0.39%	0.39%	0.39%	0.39%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None	0.25%
Other Expenses	0.23%	0.28%	0.22%	0.24%
Interest and Other Related Expenses	0.03%	0.02%	0.02%	0.03%
Remaining Other Expenses	0.20%	0.26%	0.20%	0.21%
Total Annual Fund Operating Expenses	0.87%	1.67%	0.61%	0.88%
Fee Waiver (and/or expense reimbursement)[2,3]	-0.08%	-0.14%	-0.08%	-0.09%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	0.79%	1.53%	0.53%	0.79%

[1]	Restated to reflect current management fees.

[2]
Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments (the "Investment Manager"), has contractually agreed through February 1, 2020 to waive fees and/or reimburse expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees (if any), but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of the Fund to the annual percentage of average daily net assets for each class of shares as follows: Class A-0.75%, Class C-1.50%, Institutional Class-0.50%, and Class P-0.75%. The Investment Manager is entitled to reimbursement by the Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement, provided that the Operating Expenses do not exceed the then-applicable expense cap. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such and it can be terminated by the Fund’s Board of Trustees, with certain waived fees and reimbursed expenses subject to the recoupment rights of the Investment Manager.

[3]
The Investment Manager has contractually agreed through February 1, 2019, to waive the amount of the Fund’s management fee to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to any Fund investment in an underlying fund for which the Investment Manager or any of its affiliates also serves as investment manager. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such and it can be terminated by the Fund’s Board of Trustees.

In addition, the Fund's expense example in the section of the Prospectus entitled “Example” is deleted in its entirety and replaced as follows:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C		Institutional	Class P
		Redeemed	Not Redeemed
1 Year	$304	$256	$156	$54	$81
3 Years	480	498	498	179	262
5 Years	681	880	880	324	470
10 Years	1,259	1,952	1,952	746	1,067
The above Example reflects applicable contractual fee waiver/expense reimbursement arrangements for the current duration of the arrangements only.
Please Retain This Supplement for Future Reference
LDF-SUP-1117x0118